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                                                            Exhibit (z)(2)

                         AGREEMENT OF JOINT FILING

     IPLP Acquisition I LLC, Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 2 to Statement on Schedule 13D to which this agreement is attached as an exhibit shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

     Dated:  August 28, 1997


                                  IPLP ACQUISITION I LLC


                                  By:  /s/ JEFFREY P. COHEN
                                      -------------------------------
                                      Jeffrey P. Cohen
                                      Manager



                                  INSIGNIA PROPERTIES, L.P.

                                  By: Insignia Properties Trust,
                                      its General Partner


                                  By:  /s/ JEFFREY P. COHEN
                                      -------------------------------
                                      Jeffrey P. Cohen
                                      Senior Vice President



                                  INSIGNIA PROPERTIES TRUST


                                  By:  /s/ JEFFREY P. COHEN
                                      -------------------------------
                                      Jeffrey P. Cohen
                                      Senior Vice President



                                  INSIGNIA FINANCIAL GROUP, INC.


                                  By:  /s/ FRANK M. GARRISON
                                      -------------------------------
                                      Frank M. Garrison
                                      Executive Managing Director



                                   /s/ ANDREW L. FARKAS
                                   -------------------------------
                                   ANDREW L. FARKAS